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                                                              Exhibit 99.906CERT

SIGNATURES                                                         EXHIBIT 11(b)

                            SECTION 906 CERTIFICATION


I, R. Stephen Radcliffe, Chairman of the Board and President of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:


   (1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 26, 2004    /s/ R. Stephen Radcliffe
                          -----------------------------
                               R. Stephen Radcliffe
                               Chairman of the Board and President


I, Constance E. Lund, Treasurer of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:


   (1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 26, 2004    /s/ Constance E. Lund
                          -----------------------------
                               Constance E. Lund
                               Treasurer